Warrants	12 Months Ended
Dec. 31, 2024
Warrants [Abstract]
WARRANTS

NOTE 13:- WARRANTS

The fair value of the 489,812 warrants issued in March 2021, classified as a liability, as of February 4, 2022, was calculated using the Black–Scholes option price model based on the following assumptions:

Expected volatility (%)	55.82
Risk-free interest rate (%)	1.69
Expected life (years)	4.19
Value per share	3.12
Exercise price (U.S. dollars per share)	6.1248

The fair value of the warrants as of February 4, 2022 was $412,299. The Company classifies the warrants in the Level 3 category within the fair value hierarchy. The warrants were classified into shareholders’ equity upon the closing of the IPO, see Note 12b. The warrants’ fair value revaluation was $60,454 and is recorded in finance expenses in the statement of operation for the period ended December 31, 2022.